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                            OHIO NATIONAL FUND, INC.

                      SUPPLEMENT DATED JULY 22, 1999 TO THE
                          PROSPECTUS DATED MAY 1, 1999

This prospectus supplement describes the following changes to the May 1, 1999 prospectus:

         -- A new sub-advisory agreement, management fee increase and investment policy for the Equity portfolio

         -- Changes in the portfolio managers for the Equity, International Small Company, Core Growth and Social Awareness portfolios

         -- A change in the name of the Small Cap Growth portfolio to the Capital Growth portfolio

EQUITY PORTFOLIO

The Board of Directors and shareholders have approved a sub-advisory agreement between the Adviser and Legg Mason Fund Adviser, Inc. (LMFA). LMFA is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds and now has more than $12 billion of assets under management. LMFA is wholly owned by Legg Mason, Inc.

The sub-advisory agreement takes effect August 2, 1999. It provides for the Adviser to pay LMFA a sub-advisory fee at the annual rate of 0.45% of the first $500 million of the average daily net assets of the Equity portfolio and 0.40% of the average daily net assets of the portfolio in excess of $500 million.

The Board of Directors and shareholders have also approved an increase in the investment advisory fee paid to the Adviser by the portfolio. The new fee is at the annual rate of 0.80% of the first $500 million of the average daily net assets of the Equity portfolio and 0.75% of the portfolio's average daily net assets in excess of $500 million.

The Board of Directors and shareholders have deleted from the portfolio's investment objectives the statement that: "Current income is a secondary consideration although growth of income may accompany growth of capital."

The Equity portfolio is managed by LMFA under a subadvisory agreement with the Adviser. LMFA seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be undervalued and therefore offer above-average potential for capital appreciation. It then tends to hold those companies for a long time. This reduces portfolio turnover and brokerage expenses.

The portfolio manager of the Equity portfolio is William H. Miller III. Mr. Miller is LMFA's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at Johns Hopkins University. Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.
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INTERNATIONAL SMALL COMPANY PORTFOLIO

Tracy Stouffer has been replaced by Leonardo A. Vila as co-manager of the International Small Company portfolio. Prior to assuming that position in July 1999, Mr. Vila had been an assistant vice president and senior investment analyst with FGIM for a year and a half. For three years before that, he was a quantitative analyst for FIC. He also has three years experience as a quantitative analyst for FIC. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programmer analyst for Manufacturers Hanover Trust and an associate of J.P.Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business degree emphasizing quantitative research from St. John's University.

CORE GROWTH PORTFOLIO

 The portfolio manager of the Core Growth portfolio is Jeffrey A. Wrona. He is also the portfolio manager of the PBHG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for PBA since 1997. He was a senior portfolio manager at Munder Capital Management for seven years. He has also been a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration degree from the University of Michigan.

SOCIAL AWARENESS PORTFOLIO

The portfolio manager of the Social Awareness portfolio is Stephen J. Komrska. He is an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that he was a fixed income analyst and high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan.

SMALL CAP GROWTH PORTFOLIO

As of August 1, 1999, the name of the Small Cap Growth portfolio is changed to Capital Growth portfolio.